                                                                    EXHIBIT 4.3

                                 AMENDMENT NO. 1
                             TO AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

         THIS AMENDMENT (the "Amendment") to that certain Amended and Restated Investors' Rights Agreement (the "Agreement"), dated as of April 30, 2003, by and among Santarus, Inc., a Delaware corporation (the "Company"), and the Common Holders, the Series A Holders, the Series B Holders, the Series C Holders and the Series D Holders listed on Schedule A thereto (collectively, the "Investors"), is entered into as of May 19, 2003.

         WHEREAS, in connection with the Company's Series D Preferred Stock financing, the Company entered into the Agreement with the Investors;

         WHEREAS, Section 5.1(e) of the Agreement currently provides that the Investors shall act in all capacities to vote the shares of stock of the Company now or hereafter owned by them so as to cause and maintain the election to the Board of Directors of the Company the following Series D Directors: (i) one (1) person who shall be designated by S.R. One, Limited, who shall initially be Maxine Gowen, (ii) one (1) person who shall be designated by Domain Partners V, L.P and its Affiliates, who shall initially be Arthur Klausner and (iii) one (1) person who shall be designated by the holders of at least two-thirds (2/3) of the then outstanding Series D Shares; and

         WHEREAS, the Company and the undersigned Investors desire to amend and restate Section 5.1(e) of the Agreement pursuant to and in accordance with Sections 5.5, 8.2 and 18 thereof in order to provide for the election of a person designated by Life Sciences Partners II B.V. as a director of the Company.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, the Company and the undersigned Investors, intending to be legally bound hereby, agree as follows:

         1. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. References in the Agreement (including references to the Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby.

         2. Section 5.1(e) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "(e)     as the three (3) directors elected by the holders of
Series D Shares pursuant to the Company's Restated Certificate of Incorporation, if any such shares are then outstanding (collectively, the "Series D Directors"), (i) one (1) person who shall be designated by S.R. One, Limited ("SR One"), who shall initially be Maxine Gowen, (ii) one (1) person who shall be designated by Domain Partners V, L.P. and its Affiliates ("Domain"), who shall initially be Arthur Klausner, and (iii) one (1) person who shall be designated by Life Sciences Partners II B.V. who shall initially be F.V. van der Have.

         3. Except as specifically set forth herein, all of the terms and provisions of the Agreement shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed with this Amendment.

         4. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         5. This Amendment, together with the Agreement as amended hereby, shall supercede and replace any prior agreement between the Company the Investors relating to the subject matter hereof.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                    SANTARUS, INC.,
                                    a Delaware corporation

                                    By:   /s/ Gerald T. Proehl
                                        --------------------------------------
                                    Name: Gerald T. Proehl
                                    Title: President and Chief Executive Officer

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    ADVENT PRIVATE EQUITY FUND III 'A'
                                    LIMITED PARTNERSHIP

                                    Signed by:   /s/ Patrick Lee
                                               -------------------------------
                                    for and on behalf of

                                    Advent Venture Partners LLP acting as
                                    manager of

                                    Advent Private Equity Fund III 'A' Limited
                                    Partnership

                                    In the presence of:
                                                        ----------------------

                                    ADVENT PRIVATE EQUITY FUND III 'B'
                                    LIMITED PARTNERSHIP

                                    Signed by:   /s/ Patrick Lee
                                               -------------------------------

                                    for and on behalf of

                                    Advent Venture Partners LLP acting as
                                    manager of

                                    Advent Private Equity Fund III 'B' Limited
                                    Partnership

                                    In the presence of:
                                                        ----------------------

       [Signature Page To Amendment No. 1 To Investors' Rights Agreement]

                                    INVESTOR:

                                    ADVENT PRIVATE EQUITY FUND III 'C'
                                    LIMITED PARTNERSHIP

                                    Signed by:   /s/ Patrick Lee
                                               -------------------------------

                                    for and on behalf of

                                    Advent Venture Partners LLP acting as
                                    manager of

                                    Advent Private Equity Fund III 'C' Limited
                                    Partnership

                                    In the presence of:
                                                        ------------------------

                                    ADVENT PRIVATE EQUITY FUND III 'D'
                                    LIMITED PARTNERSHIP

                                    Signed by:   /s/ Patrick Lee
                                               -------------------------------

                                    for and on behalf of

                                    Advent Venture Partners LLP acting as
                                    manager of

                                    Advent Private Equity Fund III 'D' Limited
                                    Partnership

                                    In the presence of:
                                                        ------------------------

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    ADVENT PRIVATE EQUITY FUND III
                                    GMBH & CO KG

                                    Signed by:   /s/ Patrick Lee
                                               -------------------------------

                                    Advent Venture Partners LLP acting as
                                    manager of

                                    Advent Private Equity Fund III GmbH & Co KG

                                    In the presence of:
                                                        ------------------------

                                    ADVENT PRIVATE EQUITY FUND III
                                    AFFILIATES LIMITED PARTNERSHIP

                                    Signed by:   /s/ Patrick Lee
                                               -------------------------------

                                    for and on behalf of

                                    Advent Venture Partners LLP acting as
                                    manager of

                                    Advent Private Equity Fund III Affiliates
                                    Limited Partnership

                                    In the presence of:
                                                        ------------------------

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    ADVENT MANAGEMENT III LIMITED PARTNERSHIP

                                    Signed by:   /s/ Patrick Lee
                                               -------------------------------

                                    for and on behalf of

                                    Advent Venture Partners LLP acting as
                                    manager of

                                    Advent Management III Limited Partnership

                                    In the presence of:
                                                        ------------------------

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    DOMAIN PARTNERS V, L.P.

                                    By: One Palmer Square Associates, V, L.L.C.
                                    Its: General Partner

                                    By:   /s/ Kathleen K. Schoemaker
                                        --------------------------------------

                                    Name: MANAGING MEMBER
                                    Its: Managing Member

                                    DP V ASSOCIATES, L.P.

                                    By: One Palmer Square Associates, V, L.L.C.
                                    Its: General Partner

                                    By:   /s/ Kathleen K. Schoemaker
                                        --------------------------------------
                                    Name: MANAGING MEMBER
                                    Its: Managing Member

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    J.P. MORGAN PARTNERS (SBIC), LLC

                                    By:   /s/ Rodney A. Ferguson
                                        --------------------------------------
                                    Name: RODNEY FERGUSON
                                    Title: Managing Director

                                    J.P. MORGAN PARTNERS GLOBAL
                                    INVESTORS (SBIC), LLC

                                    By:   /s/ Rodney A. Ferguson
                                        --------------------------------------
                                    Name: RODNEY FERGUSON
                                    Title: Managing Director

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    LIFE SCIENCES PARTNERS II B.V.

                                    By:   /s/ T.S. Schwarz
                                        --------------------------------------
                                    Name: T.S. Schwarz
                                    Its: Partner

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    S.R. ONE, LIMITED

                                    By:   /s/ Maxine Gowen
                                        --------------------------------------
                                    Name: Maxine Gowen PhD.
                                    Its: Vice President

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    ST. PAUL VENTURE CAPITAL IV, LLC

                                    By:   /s/ David W. Stassen
                                        --------------------------------------

                                    ST. PAUL VENTURE CAPITAL V, LLC

                                    By:   /s/ David W. Stassen
                                        --------------------------------------

                                    ST. PAUL VENTURE CAPITAL VI, LLC
                                    By: SPVC Management VI, LLC
                                    Its: Managing Member

                                    By:   /s/ David W. Stassen
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Its:
                                         -------------------------------------

                                    ST. PAUL VENTURE CAPITAL
                                    AFFILIATES FUND I, LLC
                                    By: St. Paul Venture Capital, Inc.
                                    Its: Manager

                                    By:   /s/ David W. Stassen
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Its:
                                         -------------------------------------

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    MAYO FOUNDATION FOR MEDICAL
                                    EDUCATION AND RESEARCH

                                    By:   /s/ Harry N. Hoffman
                                        --------------------------------------

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    INVESTOR:

                                    WIDDER / JOHNSON TRUST

                                    By:   /s/ Kenneth J. Widder
                                        --------------------------------------

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]